SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2003

                            ASTEA INTERNATIONAL INC.
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             (Exact name of Registrant as specified in its charter)

          Delaware                      0-26330                  23-2119058
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                               240 Gibraltar Road
                           Horsham, Pennsylvania 19044
                    (Address of principal executive offices)

                                 (215) 682-2500
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

      On August 22, 2003, Astea International Inc. announced that at the annual stockholders meeting on August 21, 2003, its shareholders approved a 1-for-5 reverse stock split of all outstanding shares of common stock. The shares will begin trading on a post-split basis at the beginning of trading on September 2, 2003. The reverse split will reduce the number of outstanding shares of the Company's common stock to approximately 2,921,306 shares.

      The full text of the Company's press release issued in connection with the reverse stock split is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            Exhibit 99.1         Press release, dated August 22, 2003

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Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASTEA INTERNATIONAL INC.

Date: August 22, 2003                  By: /s/ Zack B. Bergreen
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                                           Zack B. Bergreen
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Press Release, Dated August 22, 2003

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